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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-35416 and 333-93097) of Agile Software Corporation of our report dated May 24, 2000 relating to the consolidated financial statements, which appear in Form 10-K.

/s/ PricewaterhouseCoopers LLP
San Jose, California
July 21, 2000